POWER OF ATTORNEY

	Know all by these presents, that the undersigned hereby constitutes and appoints each of John R. Sims and Felicia D. Thornton, signing singly, the undersigned's true and lawful attorney-in-fact to:

	    (1)	 execute  for  and  on  behalf  of  the
undersigned,  in   the undersigned's  capacity  as a Section 16 reporting
officer or member  of the  Board  of Directors  of Albertson's, Inc. (the
"Company"), Forms 3, 4, and 5 in accordance with Section 16(a)of   the
Securities  Exchange  Act  of  1934  and  the  rules thereunder;


(2)	 do  and  perform  any  and  all acts  for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and


	    (3)	 take  any  other action  of any  type whatsoever in connection
with  the    foregoing    which,  in  the    opinion  of  such
attorney-in-fact, may be  of benefit  to, in the best interest of,  or
legally  required   by,  the  undersigned,  it   being understood  that
the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	The undersigned
hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	This
Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the
undersigned has caused this Power of Attorney to be executed as of this 24th day of June, 2004.

										   /s/ Wayne C. Sales

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											   Signature


											Wayne C. Sales
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